UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

GLOBAL INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54684	26-4386951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information contained in this Item 1.01 augments the disclosure in the Current Report on Form 8-K that was filed on August 11, 2015 by Global Income Trust, Inc. (the “Company”).

Sale of U.S. Properties

As previously reported, the Company, through various operating subsidiaries, entered into a Purchase and Sale Agreement on August 10, 2015 (the “Sale Agreement”) for the sale of the three remaining properties in the Company’s real estate portfolio (the “U.S. Properties”) to Griffin Capital Corporation, a non-affiliated third party (the “Buyer”) for an aggregate sale price of approximately $93.65 million in cash, less the loans that encumber the properties and will be assumed by Buyer at closing (the Sale). The net proceeds from the Sale will be approximately $38.46 million based on July 31, 2015 loan balances.

The Sale Agreement is assignable; and it is currently anticipated that Griffin Capital Essential Asset REIT, Inc., a non-traded real estate investment trust sponsored by the Buyer, will acquire the U.S. Properties in the Sale via an assignment at the time of the closing of the Sale. The closing of the Sale is subject to the satisfaction or waiver of various customary and transaction specific conditions, as set forth in the Sale Agreement; accordingly, there can be no assurance that the closing conditions will be satisfied or that the Sale will be consummated.

The Company expects to file a proxy statement with the Securities and Exchange Commission (the “SEC”) to notify stockholders of a special meeting and to solicit proxies in favor of the transaction contemplated by the Sale Agreement and a subsequent liquidation and dissolution of the Company.

The foregoing description of terms of the Sale Agreement is qualified in its entirety by reference to the text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

SunTrust Robinson Humphrey, Inc. served as financial advisor to the Special Committee of the board of directors of the Company, including in connection with the Sale of the U.S. Properties to the Buyer.

Additional Information about the Proposed Transactions and Where to Find It

The Company plans to file with the SEC a preliminary proxy statement for the proposed transactions. A definitive proxy statement will be mailed to the Company’s stockholders. THE DEFINITIVE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED SALE OF THE U.S. PROPERTIES, THE PLAN OF DISSOLUTION, AND RELATED MATTERS. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY MATERIALS CAREFULLY WHEN THEY ARE AVAILABLE. The proxy statement and other documents, when filed with the SEC by the Company, can be obtained free of charge through the website maintained by the SEC at www.sec.gov, and at the Company’s website at www.IncomeTrust.com under the tab “Investor Relations” and then “SEC Filings.”

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transactions. Information regarding the special interests of these directors and executive officers in the proposed transactions will be included in the definitive proxy statement referred to above. Additional information regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on March 13, 2015. The Annual Report is available free of charge at the SEC’s website at www.sec.gov and from the Company on its website at www.IncomeTrust.com. Other information about the participants in the proxy solicitation will be contained in the proxy statement.

Cautionary Note Regarding Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

Some factors that might cause such a difference include, but are not limited to, the following: the Company’s inability to identify a liquidity event or, even if identified, complete a transaction on favorable terms; risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; consequences of the Company’s net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

Given these uncertainties, the Company cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from the Company’s website at www.incometrust.com. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2015		GLOBAL INCOME TRUST, INC. a Maryland Corporation

	By:	/s/ Scott C. Hall
Scott C. Hall Senior Vice President of Operations